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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 30, 2000



                         BELL ATLANTIC - DELAWARE, INC.
             (Exact name of registrant as specified in its charter)

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

Delaware                                          1-7757                      23-0523775
(State or other jurisdiction of incorporation)   (Commission File Number)     (I.R.S. Employer Identification No.)


901 Tatnall Street
Wilmington, Delaware                                                          19801
(Address of principal executive offices)                                      (Zip Code)
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     Registrant's telephone number, including area code:  (302) 576-5416


                                 Not applicable
         (Former name or former address, if changed since last report)
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Item 5. Other Events
        ------------

        On June 30, 2000, Bell Atlantic Corporation ("Bell Atlantic"), a Delaware corporation, and GTE Corporation ("GTE"), a New York corporation, consummated a merger (the "Merger") whereby Beta Gamma Corporation ("Merger Subsidiary"), a New York corporation and a wholly-owned subsidiary of Bell Atlantic, was merged with and into GTE pursuant to an Agreement and Plan of Merger, dated as of July 27, 1998, by and among Bell Atlantic, Merger Subsidiary and GTE. As a result of the Merger, GTE has become a wholly-owned subsidiary of Bell Atlantic.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BELL ATLANTIC - DELAWARE, INC.


                            By: /s/Edwin F. Hall
                                ------------------------------------
                                Edwin F. Hall
                                Controller


Date:  June 30, 2000